EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of AEGIS INDUSTRIES, INC. (the “Company") on Form 10-QSB for the period ended January 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report"), I, Dennis Mee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis Mee

Date: March 14, 2007

Dennis Mee
Chief Financial Officer